MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) Corporate Presentation March 2018 Exhibit 99.1

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q3 2017 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures. FORWARD-LOOKING STATEMENT & NON-GAAP MEASURES NASDAQ : MNTX2

Why We are Here Today-Investment Considerations IMPROVING OUTLOOK in 2018 as market continues to strengthen: 2017 fourth quarter sales are preliminary $64.4 million and backlog as of 12/31/17 was $61.5 million an increase of 22.3% from Q3 2017 Backlog increased to $87.3 million as of February 28, 2018, an increase of 42% versus year-end 2017 Production is expected to steadily increase along with revenues, margins, and EBITDA into 2018 DELEVERAGING strategy includes divestitures and portfolio adjustments Steady increase in MARKET SHARE in straight-mast cranes last 5 years; potential to take market share for knuckle boom cranes via PM 4Q’17 straight-mast industry orders of 406 units were up 70% versus 4Q’16 Manitex gained 3 percentage points of market share in 2017 versus 2016 and 15 percentage points in 2017 versus 2012 Last cyclical peak for PM and Manitex was OVER $350M in net sales and approximately $45 million in EBITDA; potential EARNINGS POWER now exceeds prior peak level; product mix has changed the margin profile away from low-margin materials handling businesses to primarily crane businesses NASDAQ : MNTX3

Recent Headlines- New Orders, Dealer Additions, New Products January 18, 2018, Manitex International Announces $6.3 Million Order to Cropac for 42 Straight Mast Cranes December 5, 2017, Manitex International Welcomes Cobalt Truck Equipment the PM Knuckle Boom Dealer Network November 17, 2017, Manitex International Welcomes Fallsway Equipment Company as PM Knuckle Boom and Trolley Boom Unloader dealer October 30, 2017, Manitex International Welcomes Tampa Crane & Body as Knuckle Boom Distributor in Florida October 18, 2017, Manitex International, Inc. Expands North American Product Line with A62, trolley boom loader, and other new products ($20M in incremental 2018 sales potential) October 4, 2017, Manitex International, Inc. Announces $12 Million New Crane Order Taken at ICUEE 2017 October 2, 2017, Manitex International Welcomes Western Pacific Crane & Equipment to PM Knuckle boom Dealer Network September 18, 2017, Manitex International Welcomes Walter Payton Power Equipment to Knuckle boom Dealer Network July 20, 2017, Manitex International, Inc. Announces €1.5 Million in New Orders for PM Truck-Mounted Knuckle boom Cranes NASDAQ : MNTX4

MANITEX INTERNATIONAL: OVERVIEW Manitex International is a leading provider of straight-mast and knuckle boom cranes and other specialized equipment for niche industrial applications; Manitex has its assembly facilities located in North America and Europe and products are sold through independent dealers, worldwide. NASDAQ : MNTX5

Our Primary Products- Straight-mast and Knuckle Boom Cranes NASDAQ : MNTX6

Knuckle Booms vs. Straight-mast Cranes Knuckle booms—PM Cranes End-Markets: Construction, logistics, utility, energy, military, rail Lifting Capacity: 1 – 80 US tons (1-250 T-M) Estimated 2017 Unit Volume (market): 50,000 Features: Material carrying capability, ease of use, broad market usage Straight Mast—Manitex Cranes End Markets: Construction, utility, energy, rental, mining, advertising, railroad Lifting Capacity: 17 – 70 US tons Estimated 2017 Unit Volume (market): 2,000 Features: High lifting range, diverse end-market applications NASDAQ : MNTX7

Sales Increase and Margin Expansion in 2018 and Beyond Sales: Crane backlog growth should add gradually to Manitex International sales into 2018 Peak level for remaining businesses* was > $350M (and EBITDA of approx. $45M) Run rate sales for remaining businesses* of just over $240M * Remaining businesses = Manitex, C&M, Badger, Sabre, Valla, PM and O&S Margin Profile Improves in 2018 from non-crane divestitures with <4% EBITDA margin: Sales reduction $90M EBITDA reduction $4M Over $15 million in cost reductions achieved through sourcing and operating efficiency initiatives 2015-2017 10%-Plus EBITDA margin goal with continued crane market recovery and execution NASDAQ : MNTX8

LIFTING EQUIPMENT MARKET OVERVIEW – STRAIGHT MAST Approximate 15 ppt market share gain over past 5 years while more broadly diversifying tonnage penetration Important new products within the past 24 months in the 20, 22, 30, and 40 ton classes Increased penetration of 40, 45 and 50 ton cranes with aerial work platforms for utility, telecom and wind construction/maintenance Peak level total Manitex Straight Mast Sales was $130M Industry orders strengthened in 4Q’17 and early-2018 due to used equipment market normalization and strength in the construction, utility, and energy sectors. Manitex industry forecast for 2018 is 1600 units vs. 956 in 2017 Order activity in 2017 54% for cranes over 30 tons and 45% for cranes less than 30 tons Boom truck cranes typically less expensive than rough terrain and all terrain cranes NASDAQ : MNTX9

THE KNUCKLE BOOM MARKET $2.3 Billion Globally (Management Estimates) North American Knuckle Boom market is growing Large Market of $2.3 BN far exceeds the size of the straight-mast boom truck market (global) PM has a geographically diverse customer base Opportunity to increase PM Group’s No. American market presence through Manitex’s distribution network $400 North America Knuckle boom Market Worldwide Sales (US$, millions) Western Europe Eastern Europe North America South America Rest of World $13 North America $24 PM Group TTM Revenues (US$, millions) $15 Principal Industry Participants PM Peak level sales of $150 Million in 2008 NASDAQ : MNTX10

REPLACEMENTS PARTS&SERVICE Consistent recurring revenue stream throughout the cycle Typically generates 10%-20% of net sales in a quarter/year Typically carry 2x gross margin of core equipment business Spares relate to swing drives, rotating components, & booms among others, many of which are proprietary Serve additional brands Service team for crane equipment Automated proprietary system implemented in principal operations NASDAQ : MNTX11

OPERATING COMPANIES

Products, End Market, Drivers



Manitex	▪ Straight-mast boomtrucks and cranes ▪ Sign cranes ▪ Parts	▪ Power transmission ▪ Industrial projects ▪ Infrastructure development	▪ Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors ▪ Product development
PM OIL & STEEL AERIAL PLATFORMS	▪ Knuckle boom cranes ▪ Truck-mounted Aerial Platforms	▪ Construction ▪ Infrastructure ▪ Utilities	▪ Growing acceptance of knucklebooms in North American markets ▪ Oil and gas exploration creating demand ▪ Product development
MANITEX SABRE	▪ Specialized equipment for liquid storage & containment ▪ 8,000-21,000 gallon capacities	▪ Energy ▪ Petrochemical ▪ Waste management	▪ Reputation for quality & innovation ▪ Serves a market of over $1B annually
Valla MANITEX	▪ Precision pick & carry cranes	▪ Automotive ▪ Chemical / petrochemical ▪ Infrastructure development ▪ Aerospace ▪ Construction	▪ Strong end market demand for specialized, competitively differentiated products ▪ Environmental (electric) or hazardous (spark free) developments ▪ Product development
BADGER EQUIPMENT COMPANY	▪ Rough terrain cranes ▪ Specialized construction equipment ▪ Parts	▪ Railroad ▪ Construction ▪ Refineries ▪ Municipality	▪ Equipment replacement cycle in small tonnage flexible cranes for refinery market ▪ More efficient product offering across end markets

NASDAQ : MNTX 12

EXPERIENCED MANAGEMENT TEAM David Langevin, Chairman & CEO 20+ years principally with Terex Steve Kiefer, President & COO 25+ years principally with Eaton Corp. and Hendrickson International Sherman Jung, Vice President of Financial Reporting 20+ years in financial operations and SEC Reporting Scott Rolston, SVP Strategic Planning 30+ years principally with Manitex and Manitowoc Jim Peterson, Executive Vice President, Operations 35+ years in manufacturing operations Luigi Fucili, CEO PM Group 10+ years principally with PM Group NASDAQ : MNTX13

MANITEX INTERNATIONAL, INC. FINANCIAL OVERVIEW March 2018

FINANCIAL SUMMARY SNAPSHOT Key Statistics $000, except % as adjusted 2017* 2013*** 2012*** Revenues Range : $180M - $200M $245,072 $205,249 Gross Margin (%) Range: 18% -20% 19.0% 19.7% Adjusted EBITDA Range: $15M - $17M $21,483 $17,957 Adj. EBITDA Margin (%) Range: 8.3% - 8.5% 8.8% 8.7% Adjusted Net income Range: $1.5M - $3.0M $10,178 $8,077 Backlog $61.5M (as of 12/31/17) $77,281 $130,352 *Expected ranges exclude ASV, and all other divested properties as of 9/30/17 and subject to restatement **Debt is per 9/30 filings that were restated (8-K, February 6, 2018) ***Reported results, prior to ASV and PM transactions Stock Price (3/6/18) $11.14 /share Market Cap (3/6/18) $184.9 M Total Ent. Value (3/6/18)** $283.0 M Ticker / Exchange MNTX/NasdaqCM Basic Shares (9/30/17) 16.6 M Diluted Shares (9/30/17) 16.6 M Total NET Debt (9/30/17)** $ 98.1 M Capitalization NASDAQ : MNTX 15

MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) March 2018 David Langevin,CEO 708-237-2060 dlangevin@manitex.com Peter Seltzberg, IR Darrow Associates, Inc. 516-419-9915 pseltzberg@darrowir.com